UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2013

GTx, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Toyota Plaza
7th Floor
Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-9700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                    Other Events.

On April 15, 2013, GTx, Inc. issued a press release announcing that a per protocol safety review of unblinded safety data on Friday April 12, 2013, by an independent Data Safety Monitoring Board (DSMB), resulted in a determination that GTx continue as planned its two pivotal Phase III clinical trials of enobosarm (GTx-024) for the prevention and treatment of muscle wasting in patients with advanced non-small cell lung cancer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01                                    Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated April 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Date: April 15, 2013	By:	/s/ Henry P. Doggrell
		Name:	Henry P. Doggrell
		Title:	Vice President, Chief Legal Officer
and Secretary